UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2020

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 8.01. Other Events.

Mammoth Energy Services, Inc. Regains Compliance with the Audit Committee Requirements under the Nasdaq Listing Rules

Nasdaq Listing Rule 5605(c)(2)(A) requires that the audit committee of a listed company be comprised of at least three members, each of whom must be “independent” as defined under Rule 5605(a)(2) and meet the criteria for independence set forth in Rule 10A-3(b)(1) (“Rule 10A-3”) under the Securities Exchange Act of 1934, as amended, as well as certain other criteria specified in Rule 5605(c)(2) (collectively, the “Listing Rules”).

As previously disclosed in the Current Report on Form 8-K filed by Mammoth Energy Services, Inc. (the “Company”) on May 22, 2020 (the “Original 8-K”), the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) on May 18, 2020 that as a result of the resignation of one of the Company’s former directors, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) became comprised of only two directors who meet the independence requirements under the Listing Rules. As also disclosed in the Original 8-K, Nasdaq responded on May 19, 2020 with a notification letter confirming the Company’s non-compliance with Nasdaq Listing Rule 5605(c)(2)(A) and advised the Company that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company will have until the earlier of the Company’s next annual meeting of stockholders or May 8, 2021 to regain compliance, or if the next annual meeting of stockholders is held before November 4, 2020, then the Company must evidence compliance not later than November 4, 2020 (the “Cure Period”).

As reported in the Company’s Current Report on Form 8-K on August 12, 2020 (the “August 12, 2020 8-K”), the Board appointed Dr. Corey J. Booker to the Board and the Audit Committee, in each case, effective August 17, 2020, which appointment cured this deficiency within the Cure Period.

On August 18, 2020, Nasdaq confirmed to the Company that, based on the information regarding the appointment of Dr. Booker to the Board and the Audit Committee, as detailed in the August 12, 2020 8-K, the Nasdaq Staff has determined that the Company now complies with the applicable Listing Rule, and this matter is now closed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	August 19, 2020	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary